Exhibit 8.1

List of Subsidiaries and Affiliated Entities of Bright Scholar Education Holdings Limited

Subsidiaries	Place of Incorporation
Bright Scholar (Enlightenment) Investment Holdings Limited	Cayman Islands
Impetus Investment Limited	Cayman Islands
New Bridge Management Co. Ltd	Cayman Islands
Can-Achieve International Education Limited	Hong Kong
Foundation Academy Limited	Hong Kong
Foundation Education China Limited	Hong Kong
Foundation Education Services Limited	Hong Kong
Foundation Global Education Limited	Hong Kong
Time Education China Holdings Limited	Hong Kong
FGE Holdings Limited	The British Virgin Islands
Beijing Bright Scholar Education Consulting Limited Co., Ltd.	The PRC
Beijing Wanjia Culture Communication Co., Ltd.	The PRC
Bright Scholar Education Consulting (Huizhou) Co., Ltd.	The PRC
Can-achieve (Beijing) Education Consulting Co., Ltd.	The PRC
Foshan Shunde Elan Education Training Co., Ltd.	The PRC
Foundation Information Consulting (Shenzhen) Co., Ltd.	The PRC
Guangdong Bright Scholar Education Technology Co., Ltd.	The PRC
Guangdong Zhixing Weilai Logistics Management Co., Ltd.	The PRC
Guangzhou Can-achieve Global Consulting Co., Ltd.	The PRC
Guangzhou Elan Education Consulting Co., Ltd.	The PRC
Shenzhen Elan Education Training Co., Ltd.	The PRC
Shenzhen Qianhai Bright Scholar Management and Consulting Co., Ltd.	The PRC
Time Elan Education Technology Co., Ltd.	The PRC
Zhengzhou Dahua Education Consulting Co., Ltd.	The PRC
Zhuhai Bright Scholar	The PRC
Zhuhai Hengqin Kaidi Education Consulting Co., Ltd.	The PRC
Zhuhai Xin Xu Education Management Co., Ltd.	The PRC
Bright Scholar (BCS) Limited	United Kingdom
Bright Scholar (BCS) Management Limited	United Kingdom
Bright Scholar (BCS) Property Limited	United Kingdom
Bright Scholar (UK) Holdings Limited	United Kingdom
Can-achieve Global Education, Inc. (Los Angeles)	United States

Affiliated Entity	Place of Incorporation
BGY Education Investment	The PRC

Schools/subsidiaries held by Affiliated Entity	Place of Incorporation
Baoding Baigou New City Bright Scholar Shenghua Education Consulting Co., Ltd. (1)	The PRC
Chengdu Laizhe Education and Technology Co., Ltd. (2)	The PRC
Chengdu Yinzhe Education and Technology Co., Ltd. (3)	The PRC
Chuzhou Country Garden Foreign Language School	The PRC
Chuzhou Country Garden Kindergarten	The PRC
Country Garden Experimental School	The PRC
Country Garden Huacheng Kindergarten	The PRC
Country Garden Huacheng School	The PRC
Country Garden Silver Beach Kindergarten	The PRC
Country Garden Silver Beach School	The PRC
Country Garden Venice Bilingual School (“CGBS”)	The PRC
Country Garden Venice Kindergarten	The PRC
Dalang Country Garden Kindergarten	The PRC
Danyang Country Garden Kindergarten	The PRC
Dongguan Qingxi Country Garden Kindergarten	The PRC
Dongguan Qishi Country Garden Kindergarten	The PRC
Enping Country Garden Kindergarten	The PRC
Fengxin Country Garden Kindergarten	The PRC
Foshan Shunde Beijiao Country Garden Guilanshan Kindergarten Co., Ltd.	The PRC
Foshan Shunde Shengbo Culture and Arts Training Co., Ltd.	The PRC
Gaoming Country Garden Kindergarten	The PRC
Guangdong Country Garden School (“GCGS”)	The PRC
Guangdong Xingjian Education Co., Ltd.	The PRC
Guangzhou Zangxing Network Technology Co., Ltd. (4)(“Zangxing”)	The PRC
Haoting Country Garden Kindergarten	The PRC
Heshan Country Garden Kindergarten	The PRC
Heshan Country Garden School	The PRC
Huadu Holiday Peninsula Kindergarten	The PRC
Huanan Country Garden Bilingual Kindergarten	The PRC
Huanan Country Garden Cuiyun Mountain Kindergarten	The PRC
Huanan Country Garden School (“HCGS”)	The PRC
Huaxi Country Garden International Kindergarten	The PRC
Huaxi Country Garden International School	The PRC
Huidong Silver Beach Education Consulting Co., Ltd.	The PRC
Huiyang Country Garden Kindergarten	The PRC
Jurong Country Garden School	The PRC

Schools/subsidiaries held by Affiliated Entity	Place of Incorporation
Kaiping Country Garden Jade Bay Kindergarten	The PRC
Kaiping Country Garden School	The PRC
Laian Country Garden Foreign Language School	The PRC
Laian Country Garden Kindergarten	The PRC
Lanzhou Country Garden School	The PRC
Licheng Country Garden Bilingual Kindergarten	The PRC
Maoming Country Garden Kindergarten	The PRC
Nansha Country Garden Bilingual Kindergarten	The PRC
Ningxiang Country Garden Foreign Language Training School (5)	The PRC
Ningxiang Country Garden Kindergarten	The PRC
Ningxiang Country Garden School	The PRC
Phoenix City Bilingual Kindergarten	The PRC
Phoenix City Bilingual School (“PCBS”)	The PRC
Phoenix City Country Garden Kindergarten	The PRC
Phoenix City Fengyan Kindergarten	The PRC
Qingyuan Country Garden Bilingual Kindergarten	The PRC
Shanghai Elan Education and Training Co., Ltd.	The PRC
Shaoguan Country Garden Foreign Language School	The PRC
Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten	The PRC
Shawan Country Garden Kindergarten	The PRC
Shenghua Country Garden Bilingual School	The PRC
Shenghua Country Garden Kindergarten	The PRC
Taishan Country Garden School	The PRC
Time Elan Education Technology (Beijing) Co., Ltd.	The PRC
Wuhan Country Garden Kindergarten	The PRC
Wuhan Country Garden School	The PRC
Wuhan Donghu Tech Development Zone Xinqiao Kindergarten	The PRC
Wuhan Donghu Tech Development Zone Xinqiao-Jinxiu Longcheng Kindergarten	The PRC
Wuhan Dongxihu District Dongqiao Kindergarten	The PRC
Wuhan Hongshan District Xinqiao Aijia Kindergarten	The PRC
Wuhan Qiaosheng Education Investment Co., Ltd. (6)	The PRC
Wuhan Qingshan District Bilingual Kindergarten	The PRC
Wuyi Country Garden Bilingual School	The PRC
Xiju Country Garden Kindergarten	The PRC
Zengcheng Country Garden Kindergarten	The PRC
Zengcheng Country Garden School	The PRC

(1)	30% of the equity interests of Baoding Baigou New City Bright Scholar Shenghua Education Consulting Co., Ltd. are held by third parties.
(2)	Chengdu Laizhe Education and Technology Co., Ltd. is a wholly owned subsidiary of Chengdu Yinzhe Education and Technology Co., Ltd.
(3)	25% of the equity interests of Chengdu Yinzhe Education and Technology Co., Ltd. are held by third parties.
(4)	48.33% of the equity interests of Guangzhou Zangxing Network Technology Co., Ltd are held by third parties.
(5)	Ningxiang Country Garden School currently operates its high school programs through Ningxiang Country Garden Foreign Language Training School.
(6)	25% of the equity interests of Wuhan Qiaosheng Education Investment Co., Ltd. are held by third parties.